Exhibit 99.2

Washington Federal, Inc.

Fact Sheet

September 30, 2008

($ in Thousands)

	3/08 QTR		6/08 QTR		9/08 QTR
Loan Loss Reserve-Total	$47,005		$54,059		$85,058
- General	44,038		46,711		56,162
- Specific	2,967		7,348		28,896
Net Charge-offs (Recoveries) for the Qtr	3,046		6,163		5,800
Non-performing Assets - Total	68,479		85,107		164,191
- REO	12,010		20,877		37,082
- Non-accrual	56,469		64,230		127,109
Troubled Debt Restructuring	571		2,663		6,210

	3/08 QTR	3/08 YTD	6/08 QTR	6/08 YTD	9/08 QTR	9/08 YTD
Loan Originations - Total	$520,132	$925,941	$600,896	$1,526,837	$547,338	$2,074,175
Single-Family Residential	196,861	443,393	230,189	673,582	212,819	886,401
Construction - Speculative	84,736	147,166	40,411	187,577	30,568	218,145
Custom Construction	57,535	92,532	87,284	179,816	94,963	274,779
Land - Acquisition & Development	57,506	82,652	49,701	132,353	15,867	148,220
Consumer - Lot Loans	5,786	12,659	7,339	19,998	5,912	25,910
Multi-Family	19,495	38,655	43,959	82,614	23,191	105,805
Commercial Real Estate	16,403	19,215	8,355	27,570	39,305	66,875
Commercial & Industrial	43,227	45,327	71,189	116,516	71,231	187,747
HELOC	14,511	19,572	21,257	40,829	23,025	63,854
Consumer	24,072	24,770	41,212	65,982	30,457	96,439

	3/08 QTR	3/08 YTD	6/08 QTR	6/08 YTD	9/08 QTR	9/08 YTD
Loan Servicing Fee Income	$1,930	$3,382	$2,452	$5,834	$1,495	$7,328
Other Fee Income	766	1,406	840	2,246	986	3,232

Total Fee Income	$2,696	$4,788	$3,292	$8,080	$2,480	$10,560

	3/08 QTR	3/08 YTD	6/08 QTR	6/08 YTD	9/08 QTR	9/08 YTD
Average Loans	$8,936,981	$8,596,275	$9,388,539	$8,859,399	$9,473,130	$9,013,671
Average Earning Assets	10,870,589	10,536,206	11,306,467	10,792,023	11,359,629	10,934,700
Average Assets	11,157,129	10,846,676	11,775,024	11,128,758	11,826,797	11,292,271
Average Paying Liabilities	9,779,373	9,396,922	10,234,804	9,675,197	10,315,832	9,836,231
Operating Expenses/Average Assets	0.78%	0.72%	0.80%	0.75%	0.83%	0.77%
Efficiency Ratio	28.10	26.50	27.51	26.98	27.89	27.23
Amortization of Intangibles	619	$1,195	634	$1,829	$612	$2,441
Net Interest Margin	2.71%	2.64%	2.85%	2.71%	2.97%	2.78%

	3/08 QTR	3/08 YTD	6/08 QTR	6/08 YTD	9/08 QTR	9/08 YTD
Repayments
Loans	$520,771	$852,487	$514,985	$1,367,472	$469,100	$1,836,572
MBS	56,164	93,310	58,443	151,753	39,248	191,001

	3/08 QTR		6/08 QTR		9/08 QTR
EOP Numbers
Shares Issued and Outstanding	87,800,628		87,828,584		87,916,286

	3/08 QTR	3/08 YTD	6/08 QTR	6/08 YTD	9/08 QTR	9/08 YTD
Share repurchase information
Remaining shares auth. for repurchase	2,888,314	2,888,314	2,888,314	2,888,314	2,888,314	2,888,314
Shares repurchased	—	—	—	—	—	—
Average share repurchase price	$—	$—	$—	$—	$—	$—

Washington Federal, Inc.

Fact Sheet

September 30, 2008

($ in Thousands)

	3/08 QTR			6/08 QTR			9/08 QTR
Tangible Book Value
$ Amount	$1,152,733			$1,146,146			$1,111,380
Per Share	13.13			13.05			12.64
# of Employees	1,053			1,072			1,095
Tax Rate - Going Forward	35.50%			35.50%			35.50%

	AS OF 3/31/08			AS OF 6/30/08			AS OF 9/30/08
	AMOUNT	%		AMOUNT	%		AMOUNT	%
Loan Portfolio by Category
Single-Family Residential	$6,578,993	67.3%		$6,709,942	68.1%		$6,868,956	69.5%
Construction - Speculative	630,531	6.4		548,376	5.6		439,616	4.4
Custom Construction	345,551	3.5		307,461	3.1		317,894	3.2
Land - Acquisition & Development	753,393	7.7		737,931	7.5		724,421	7.3
Consumer - Lot Loans	213,543	2.2		214,674	2.2		210,816	2.1
Multi-Family	696,301	7.1		692,963	7.0		683,508	6.9
Commercial Real Estate	278,018	2.8		264,599	2.7		282,138	2.8
Commercial & Industrial	121,300	1.2		160,422	1.6		151,844	1.5
HELOC	59,712	0.6		68,638	0.7		80,407	0.8
Consumer	118,107	1.2		142,786	1.4		153,072	1.5

	9,795,449	100%		9,847,792	100%		9,912,672	100%

Less:
ALL	47,005			54,059			85,058
Loans in Process	385,544			330,556			288,579
Deferred Net Origination Fees	38,183			37,303			37,415

	470,732			421,918			411,052

	$9,324,717			$9,425,874			$9,501,620

	AS OF 3/31/08			AS OF 6/30/08			AS OF 9/30/08
	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Deposits by State
WA	$3,416,404	48.1%	53	$3,443,750	47.9%	53	$3,464,981	48.4%	54
ID	577,398	8.1	16	578,178	8.1	16	575,424	8.0	16
OR	1,200,243	16.9	27	1,222,487	17.0	27	1,239,302	17.3	28
UT	320,460	4.5	10	321,600	4.5	10	320,663	4.5	10
NV	128,450	1.8	3	131,760	1.8	3	118,084	1.6	3
TX	107,720	1.5	6	115,822	1.6	6	106,671	1.5	6
AZ	911,707	12.9	20	928,161	12.9	20	918,215	12.8	20
NM	424,412	6.0	11	432,244	6.0	11	426,199	5.9	11

Total	$7,086,794	100%	146	$7,174,002	100%	146	$7,169,539	100%	148

	3/08 QTR			6/08 QTR			9/08 QTR
	AMOUNT	%		AMOUNT	%		AMOUNT	%
Deposits by Type
Checking (noninterest)	$139,820	2.0%		$131,502	1.8%		$119,460	1.7%
NOW (interest)	404,876	5.7		398,937	5.6		397,512	5.5
Savings (passbook/stmt)	199,053	2.8		191,361	2.7		188,546	2.6
Money Market	1,038,741	14.7		1,187,076	16.5		1,231,542	17.2
CD’s	5,304,304	74.8		5,265,126	73.4		5,232,479	73.0

Total	$7,086,794	100%		$7,174,002	100%		$7,169,539	100%

Deposits greater than $100,000 - EOP	$2,342,866			$2,487,421			$2,422,754
Brokered Deposits	$—			$—			$—

Washington Federal, Inc.

Fact Sheet

September 30, 2008

($ in Thousands)

	3/08 QTR	6/08 QTR	9/08 QTR
Non-Performing Assets
Restructured loans	$571	$2,663	$6,210
Non-accrual loans:
Single-Family Residential	14,608	21,783	38,016
Construction - Speculative	25,248	28,668	33,003
Custom Construction	452	682	1,315
Land - Acquisition & Development	5,945	8,743	51,562
Consumer - Lot Loans	172	—	—
Multi-Family	208	—	748
Commercial Real Estate	6,868	1,862	1,929
Commercial & Industrial	2,228	1,851	—
HELOC	—	—	—
Consumer	729	641	535

Total non-accrual loans	56,458	64,230	127,109
Total REO	12,021	20,877	37,082

Total non-performing assets	$68,479	$85,107	$164,191

Total non-performing assets and restructured loans	$69,050	$87,770	$170,401

Total non-performing assets and restructured loans as a % of total assets	0.59%	0.74%	1.44%

	3/08 QTR	6/08 QTR	9/08 QTR
Net Charge-offs by Category
Single-Family Residential	$1,055	$197	$918
Construction - Speculative	1,486	2,206	3,057
Custom Construction	—	—	—
Land - Acquisition & Development	30	3,041	388
Consumer - Lot Loans	—	60	80
Multi-Family	—	25	—
Commercial Real Estate	—	—	225
Commercial & Industrial	—	—	—
HELOC	—	—	—
Consumer	475	634	1,132

Total charge-offs	$3,046	$6,163	$5,800